Exhibit 10.21

Certificate of Forest Rights

Yuci Forest Right Certificate (2005) No. 01518

Jinzhong Deyu Agriculture Trading Co., Limited:

Pursuant to the “Forest Law of the People’s Republic of China,” all of your use and/or ownership rights in association with the forest, woods and forest lands as specified in this certificate have been duly registered, and thus are under the protection of PRC law.

Issuing Authority:

The People’s Government of Yuci District (SEAL)

August 11, 2006

Register Table for Forest, Woods and Forest Land

01424010704GDYMSY0005	No. 1

Holder of Forest Land Ownership Rights	N/A	Holder of Forest Land Use Rights		Jinzhong Deyu Agriculture Trading Co., Limited
Holder of Forest Ownership	Jinzhong Deyu Agriculture Trading Co., Limited	Holder of Forest Use Rights		Jinzhong Deyu Agriculture Trading Co., Limited
Location	Goukou Village, Changning Town, Yuci District
Village Name	Goukou	Compartment	Goukou	Sub-Compartment	N/A
Area	5,600 Chinese Mu	Main Plant Species		Aspen/Pine
Plant Number	N/A	Forest Type		Timber production forest
Use Period	25 years	Termination Date		August 15, 2028
Directions: East: to Longkeling
South: to Qingcheng
West: to Nantou
North: to Shangzhuang
Note:
Issuing Authority: Yuci Forest Right Register and Issuance Office (SEAL) By: /s/ Youkou Zhao August 11, 2006